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                                                           EXHIBIT 23.2

                              LEE R. WATSON
                       CERTIFIED PUBLIC ACCOUNTANT
                           3822 WHITLAND AVENUE
                       NASHVILLE, TENNESSEE 37205
                              615-383-2650


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the use in this Registration Statement on Form SB-2 of my report dated February 6, 1998, relating to the financial statements of Colorsmart.com, Inc. for the year ended November 30, 1997 which is part of this Registration Statement.


                                  /s/ Lee R. Watson
                                  -------------------


Nashville, Tennessee
December 3, 1999